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                           MEMORANDUM OF UNDERSTANDING

                                     Between

                       Arelnet and TEK DigiTel Corporation


This Memorandum of Understanding ("MOU") is made this 28th day of July 2000 by and among Arelnet Ltd., an Israeli company, having its offices at 3 Hayarden St., Yavne, Israel, 70600 ("Arelnet") and TEK DigiTel Corporation, a U.S. company having its offices at 20030 Century Blvd., Suite 201, Germantown, MD 20874 ("TEK").

Whereas:

A. Arelnet designs, develops, manufactures, markets and services carrier-grade Voice, Fax and added-value messaging systems all over Internet Protocol (IP), software and firmware; and

B. TEK designs, develops, manufactures, markets and services Voice, and Fax over IP gateways of CPE equipment, including hardware, software and firmware; and

C. Arelnet and TEK desire to utilize each other's capabilities and technical know-how and desire to enter into a relationship to jointly develop, market, distribute and sell Voice Over IP ("VoIP") products, which products and relationship are to be further described in this MOU.

Now therefore, and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledges, Arelnet and TEK hereby agree as follows:

1.       DEFINITIONS

         a) "Parties" shall mean both Arelnet and TEK together, whereas "Party" shall mean only one of the two signatory companies.

         b) "Products" shall mean the items sold by one Party to the other, and such other products as may be agreed from time to time in writing by the Parties. To remove any doubt, it is understood that Products may constitute Software or Hardware, as defined in Section 1 (f) and Section 1 (g) below, or both.

         c) "Technical Data" shall mean all information whether in written, graphic or tangible form relating to the design, manufacture, operation, or service of the Products covered by this Agreement.

         d) "Intellectual Property Rights" ("IPR") shall mean all patents, trademarks, trade names, inventions, copyrights, know-how, or trade secrets, now in existence or hereafter developed or acquired by one of the Parties relating to the design, manufacture, operation or service of Products.

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         e)       "Trade Secrets" shall mean any formula, pattern, devise or compilation of information which is used in a Party's business which is confidential and of substantial value to the Party, which value would be impaired if such information were disclosed to third parties. This term includes but is not limited to, formulas, compounds, manufacturing processes, methods of treating or preserving materials, patterns for the design or operations of machines, and information relating to the marketing of the Party's products and services, including lists of customers, the particular needs of customers, information relating to their desirability as customers, and other such information.

         f) "Software" shall mean computer programs including where applicable, but not limited to, object code and any enhancements, modifications, updates, or released relating thereto provided by one of the Parties pursuant to the MOU. For the purpose of the MOU, firmware shall be deemed Software.

         g) "Hardware" shall mean hardware items provided, sold or leased by a Party to a customer, and such other products as may be agreed from time to time in writing by the Parties.

         h) "OEM System" shall mean a system developed, marketed and supported by a Party consisting of a combination of

                  i)       products purchased from the second Party, and

                  ii) substantial value added by the buying Party in the form of other hardware and software which that Party supports.

2.       SCOPE

         a) Both Parties will do a best effort to complete a Mutual OEM Agreement as soon as possible, and which will include at least the following points:

                  i) TEK will sell to Arelnet, and Arelnet will resell to its customers the agreed to Hardware and Software as an OEM System and as will be specified in the Mutual OEM Agreement, but which minimally includes the iGate product supporting either 2 or 4 FXS or FXO lines and

                           A)       IP telephony and ISDN/modem, or

                           B)       IP telephony and PSTN, or

                           C)       LAN, WAN and IP telephony

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                  ii)      Arelnet will sell to TEK, and TEK will resell to its
                           customers the agreed to Hardware and Software as an OEM System and as will be specified in the Mutual OEM Agreement, but which minimally includes the i-Tone Prime product, the i-Tone Gatekeeper, i-Tone Prime Enhanced Services (fax/email servers) and the i-Tone Prime NMS.

                  iii) Each Party shall allow the other Party to customize the OEM System and to give the "look and feel" of its own products. The selling Party shall provide all necessary aid to complete this, including but not limited to providing the mechanical drawing of the front panels, providing soft copies of all user documentation and promotional materials, providing all necessary Technical Data, changing text strings in the Software, and all other such changes and help.

         b) Each Party shall provide the other Party with the best pricing available for a strategic partner (MFN or Most Favored Nation pricing) purchasing the quantities specified. In the event that another customer approaches one of the Parties and demands a lower price for the Products, this price shall immediately be made available to the other Party as well.

         c) Each Party shall commit to a minimum yearly purchase of Products (in quantities or in total US Dollar sales) from the other Party. Each Party shall then revise the minimum quantities on a quarterly basis, and this will be considered a "firm quarterly rolling forecast".

                  i) For the first year of the Mutual OEM Agreement, Arelnet will purchase an estimated aggregate quantity of 5,000 iGate Products from TEK.

                  ii) For the first year of the Mutual OEM Agreement, TEK will purchase an estimated quantity of 10 from Arelnet based on the pricing and configuration.

         d) The Parties will issue joint Press Releases and Public Announcements regarding their relationship, and to further the joint business interests of the Parties.

3.       FINANCIAL RELATIONSHIP

         a) The Parties will make a best effort to successfully complete a deeper financial relationship. This relationship could be in the form of a stock swap, purchase of an equity position by one Party in the other or of both Parties in each other, stock option based on purchases value, or any other form mutually agreed upon by the Parties.

         b) As an initial step, Arelnet is interested in obtaining stock options in TEK.

         c)       TEK is interested in obtaining stock options in Arelnet.


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4.       FUTURE DEVELOPMENTS

         a) The Parties will further develop, as part of their joint efforts:

                  i)       support for MGCP, as the Media Gateway (MG)

                  ii) full integration of TEK's products with Arelnet's Gatekeeper, and the use of the Arelnet Gatekeeper in large TEK-based networks.

                  iii) additional WAN interfaces in TEK's products, such as xDSL, cable interfaces, and others which could be supplies by Arelnet to TEK for implementation.

                  iv) any other mutually beneficial developments mutually agreed upon by the Parties.

         b) Arelnet will integrate the MIB for TEK's SNMP agent in its NMS to ensure a fully integrated management system.

5.       INTELLECTUAL PROPERTY RIGHTS

         a) Arelnet and TEK each agree that they will exercise the same degree of control and security to protect the other Party's Intellectual Property Rights as they do to protect their own confidential and proprietary information, Trade Secrets and Intellectual Property Rights.

6.       Third-Party Co-Marketing Channel

         a) Arelnet will do its best to introduce TEK to their major distributors such as Keppel Communications and Nortel as a Co-Marketing Partnership.

         b) TEK will do its best to introduce Arelnet to Centrecom (CLEC) as one of TEK channels.

Arelnet Ltd.                           TEK DigiTel Corporation
Arelnet                                TEK

By:   /s/ Avi Gliksberg                By:   /s/ Thomas Yang
      -------------------                    ------------------------------

Title: VP Business Dev.                Title: COO, Thomas Yang
       ------------------                    -----------------------------
                                             (Print Name of Signatory)
Address:                               Address:
3 Hayarden St.                         20030 Century Blvd., Suite 201
-------------------------              ------------------------------------

Yavne 70600                            Germantown, MD 20874
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Israel                                 U.S.
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Date: 7/27/00                          Date: 7/27/00
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